Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 2

dated February 9, 2011 to the

Intelligent Life® VUL Prospectus

dated May 1, 2010 as supplemented August 4, 2010, and the

Intelligent Life® Survivorship VUL Prospectus

dated May 1, 2010 as supplemented August 4, 2010, and the

Intelligent Variable Annuity® Prospectus

dated May 1, 2010 as supplemented August 4, 2010

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

MFS Global Equity Series-Initial Class

On page 9 of the Intelligent Life VUL and Intelligent Life Survivorship VUL prospectuses, as well as page 5 of the Intelligent Variable Annuity prospectus, portfolio operating expenses for the MFS Global Equity Series-Initial Class as of May 1, 2010 should be as follows:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
MFS Global Equity Series-Initial Class	1.00%	0.00%	0.52%	0.00%	1.52%	0.37%	1.15%

This portfolio’s Net Total Annual Portfolio Operating Expenses was overstated in the May 1 prospectus. However, each contract invested in this portfolio since May 1, 2010 has incurred the actual Net Total Annual Portfolio Operating Expenses as reflected in the table above.

A12644 (02/11)